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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2001

                               Fresh America Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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

              Texas                         000-24124                          76-0281274
              -----                         ---------                          ----------
 (State or other Jurisdiction of       (Commission File No.)        (I.R.S. Employer Identification No.)
          Incorporation)

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
               6600 LBJ Freeway, Suite 180                                       75240
                  ---------------------------                                    -----
                         Dallas, Texas                                         (Zip Code)
                         --------------
            (Address of principal executive offices)
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       Registrant's telephone number, including area code: (972) 774-0575

                                 Not Applicable
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)








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Item 5.           Other Events.
-------           -------------

                  Effective October 15, 2001, Arthur W. Hollingsworth, Luke M. Sweetser, Gregory A. Campbell and Darren L. Miles were appointed to the Board of Directors of Fresh America Corp. (the "Company") in connection with the Company's recent financial restructuring. The newly appointed directors join the Company's existing director, Colon O. Washburn, and fill existing vacancies and vacancies resulting from the resignations of Mark Gier and Keith McKinney, which were effective as of October 15, 2001. A press release regarding the announcement is attached hereto as Exhibit 99.

Item 7.           Financial Statements and Exhibits.
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                  (c) Exhibits

                           Exhibit 99.  Press Release

                                      - 2 -

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FRESH AMERICA CORP.

Date:  October 25, 2001
                                          By: /s/ Cheryl A. Taylor
                                              -------------------------------
                                              Cheryl A. Taylor
                                              Chief Financial Officer